CASH AND CASH EQUIVALENTS AND INVESTMENTS. ADDITIONAL INFORMATION ON THE CONSOLIDATED STATEMENTS OF CASH FLOWS - Changes in assets/liabilities components (Details) - ARS ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Net (increase) decrease in assets
Trade receivables	$ (177,962)	$ (102,951)	$ (80,732)
Other receivables	(89,842)	(70,363)	(32,860)
Inventories	(20,870)	(7,318)	8,691
Total	(288,674)	(180,632)	(104,901)
Net increase (decrease) in liabilities
Trade payables	338,257	172,342	69,827
Salaries and social security payables	72,461	58,990	60,120
Other taxes payables	43,974	(36,242)	(17,647)
Other liabilities and provisions	18,029	(1,878)	(5,767)
Total	$ 472,721	$ 193,212	$ 106,533